Washington Federal, Inc.
Fact Sheet
June 30, 2015
($ in Thousands)

Exhibit 99.2
	12/14 QTR		3/15 QTR		6/15 QTR

Loan Loss Reserve - Total	$110,598		$110,221		$107,977
General and Specific Allowance	$108,700		$108,323		$105,611
Commitments Reserve	1,898		1,898		2,366
Allowance as a % of Gross Loans	1.26%		1.22%		1.17%

Regulatory Capital Ratios
Common equity tier 1 risk-based	N/A	N/A	1,641,962	19.97%	1,631,661	19.36%
Tier 1 risk-based	1,622,086	21.90%	1,641,962	19.97%	1,631,661	19.36%
Total risk-based (excludes holding co.)	1,715,440	23.16%	1,745,636	21.23%	1,737,938	20.62%
Tier 1 leverage (excludes holding co.)	1,622,086	11.33%	1,641,962	11.52%	1,631,661	11.50%

	12/14 QTR	12/14 YTD	3/15 QTR	3/15 YTD	6/15 QTR	6/15 YTD
Loan Originations - Total	$578,988	$578,988	$691,472	$1,270,460	$752,787	$2,023,247
Single-Family Residential	167,299	167,299	130,636	297,935	196,613	$494,548
Construction - Speculative	50,158	50,158	49,051	99,209	72,466	$171,675
Construction - Custom	88,398	88,398	67,410	155,808	92,120	$247,928
Land - Acquisition & Development	16,567	16,567	29,573	46,140	10,901	$57,041
Land - Consumer Lot Loans	2,604	2,604	2,132	4,736	7,880	$12,616
Multi-Family	62,281	62,281	73,918	136,199	123,886	$260,085
Commercial Real Estate	59,840	59,840	202,498	262,338	108,226	$370,564
Commercial & Industrial	114,787	114,787	119,812	234,599	121,632	$356,231
HELOC	16,270	16,270	16,077	32,347	18,622	$50,969
Consumer	784	784	365	1,149	441	$1,590

Purchased Loans (including acquisitions)	$46,831	$46,831	$100,001	$146,832	$36,574	$183,406

Net Loan Fee and Discount Accretion	$7,721	$7,721	$7,071	$14,792	$6,161	$20,953

Washington Federal, Inc.
Fact Sheet
June 30, 2015
($ in Thousands)

	12/14 QTR	12/14 YTD	3/15 QTR	3/15 YTD	6/15 QTR	6/15 YTD
Repayments
Loans	$516,926	$516,926	$596,801	$1,113,727	$615,169	$1,728,896
MBS	101,494	101,494	114,836	$216,330	126,951	$343,281

MBS Premium Amortization	$2,397	$2,397	$2,704	$5,101	$3,298	$8,399

Efficiency
Operating Expenses/Average Assets	1.46%	1.46%	1.58%	1.52%	1.57%	1.54%
Efficiency Ratio	49.83	49.83	49.97	49.90	50.47	50.09
Amortization of Intangibles	$1,024	$1,024	$982	$2,006	$794	$2,800

EOP Numbers
Shares Issued and Outstanding	97,556,077		95,088,294		93,982,148

Share repurchase information
Remaining shares auth. for repurchase	3,926,287	3,926,287	1,426,269	1,426,269	5,254,607	5,254,607
Shares repurchased	1,116,147	1,116,147	2,500,018	3,616,165	1,171,662	4,787,827
Average share repurchase price	$21.79	$21.79	$21.21	$21.39	$21.93	$21.52

Washington Federal, Inc.
Fact Sheet
June 30, 2015
($ in Thousands)

Tangible Common Book Value	12/14 QTR	3/15 QTR	6/15 QTR
$ Amount	$1,679,454	$1,667,237	$1,659,012
Per Share	17.22	17.53	17.65

# of Employees	1,862	1,865	1,839
Tax Rate - Going Forward	35.75%	35.75%	35.75%

Investments
Available-for-sale:
Agency MBS	$1,588,647	$1,567,607	$1,436,457
Other	1,306,409	1,189,299	1,187,917
	$2,895,056	$2,756,906	$2,624,374
Held-to-maturity:
Agency MBS	$1,516,219	$1,479,781	$1,586,514
Other	—	—	—
	$1,516,219	$1,479,781	$1,586,514

Washington Federal, Inc.
Fact Sheet
June 30, 2015
($ in Thousands)

	AS OF 12/31/14		AS OF 3/31/15		AS OF 6/30/15
Gross Loan Portfolio by Category (a)	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,619,697	63.9%	$5,546,402	61.5%	$5,568,929	60.1%
Construction - Speculative	152,450	1.7	163,657	1.8	181,668	2.0
Construction - Custom	377,561	4.3	370,693	4.1	375,425	4.1
Land - Acquisition & Development	86,405	1.0	107,181	1.2	90,252	1.0
Land - Consumer Lot Loans	106,987	1.2	104,558	1.2	105,463	1.1
Multi-Family	980,706	11.2	1,012,915	11.2	1,093,374	11.8
Commercial Real Estate	749,855	8.5	885,177	9.8	981,824	10.6
Commercial & Industrial	453,417	5.2	466,208	5.2	512,973	5.5
HELOC	134,998	1.5	136,439	1.5	137,837	1.5
Consumer	131,352	1.5	221,525	2.5	208,956	2.3
	8,793,428	100.0%	9,014,755	100.0%	9,256,701	100.0%
Less:
ALL	108,700		108,323		105,611
Loans in Process	370,655		426,836		438,941
Discount on Acquired Loans	22,535		20,845		16,716
Deferred Net Origination Fees	37,621		37,763		49,824
Sub-Total	539,511		593,767		611,092
	$8,253,917		$8,420,988		$8,645,609

Net Loan Portfolio by Category (a)	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,534,420	67.1%	$5,464,292	64.9%	$5,482,853	63.4%
Construction - Speculative	89,843	1.1	99,261	1.2	110,800	1.3
Construction - Custom	189,248	2.3	199,257	2.4	201,908	2.3
Land - Acquisition & Development	65,507	0.8	84,922	1.0	69,342	0.8
Land - Consumer Lot Loans	103,148	1.2	100,789	1.2	101,655	1.2
Multi-Family	900,292	10.9	934,864	11.1	1,006,301	11.6
Commercial Real Estate	689,672	8.4	748,850	8.9	848,173	9.8
Commercial & Industrial	421,613	5.1	438,047	5.2	484,930	5.6
HELOC	132,188	1.6	133,662	1.6	135,102	1.6
Consumer	127,986	1.6	217,044	2.6	204,545	2.4
	$8,253,917	100.0%	$8,420,988	100.0%	$8,645,609	100.0%
(a) Excludes covered loans

Washington Federal, Inc.
Fact Sheet
June 30, 2015
($ in Thousands)

	AS OF 12/31/14			AS OF 3/31/15			AS OF 6/30/15
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
WA	$4,910,659	46.4%	81	$5,028,312	47.0%	82	$4,992,642	47.2%	82
ID	796,119	7.5	26	797,117	7.5	26	773,269	7.3	26
OR	1,987,015	18.8	49	1,991,272	18.6	49	1,977,131	18.7	48
UT	303,516	2.9	10	299,222	2.8	10	295,548	2.8	10
NV	357,952	3.4	11	349,807	3.3	11	350,109	3.3	11
TX	87,937	0.8	5	89,890	0.8	5	91,759	0.9	5
AZ	1,260,182	11.9	36	1,244,294	11.6	35	1,222,910	11.6	35
NM	875,473	8.3	29	892,711	8.3	29	875,017	8.3	28
Total	$10,578,853	100.0%	247	$10,692,625	100.0%	247	$10,578,385	100.0%	245

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (noninterest)	$870,981	8.2%		$922,589	8.6%		$933,645	8.8%
NOW (interest)	1,436,922	13.6		1,574,294	14.7		1,556,136	14.7
Savings (passbook/stmt)	640,731	6.1		663,863	6.2		671,426	6.3
Money Market	2,515,564	23.8		2,547,050	23.8		2,535,329	24.0
CD's	5,114,655	48.3		4,984,829	46.6		4,881,849	46.1
Total	$10,578,853	100.0%		$10,692,625	100.0%		$10,578,385	100.0%

Deposits greater than $250,000 - EOP	$1,838,690			$1,998,536			$1,999,908

Washington Federal, Inc.
Fact Sheet
June 30, 2015
($ in Thousands)

	AS OF12/31/14		AS OF 3/31/15		AS OF 6/30/15
Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans:
Single-Family Residential	$74,415	75.7%	$60,781	79.0%	$56,638	86.7%
Construction - Speculative	1,329	1.4	1,152	1.5	762	1.2
Construction - Custom	—	—	—	—	355	0.5
Land - Acquisition & Development	—	—	—	—	—	—
Land - Consumer Lot Loans	2,260	2.3	2,458	3.2	1,308	2.0
Multi-Family	1,019	1.0	—	—	786	1.2
Commercial Real Estate	15,970	16.2	5,735	7.5	2,852	4.4
Commercial & Industrial	673	0.7	5,018	6.5	1,205	1.8
HELOC	1,454	1.5	1,175	1.5	889	1.4
Consumer	1,233	1.3	576	0.7	513	0.8
Total non-accrual loans	98,353	100.0%	76,895	100.0%	65,308	100.0%
Total REO	61,970		72,239		59,239
Total REHI	3,994		4,068		4,336
Total non-performing assets	$164,317		$153,202	(b)	$128,883	(b)
(b) Includes $10 million from former Horizon Bank

Total non-performing assets as a
% of total assets	1.13%		1.05%		0.90%

Washington Federal, Inc.
Fact Sheet
June 30, 2015
($ in Thousands)

	12/14 QTR		3/15 QTR		6/15 QTR
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$304,784	86.6	$290,950	85.6	$275,428	85.7
Construction - Speculative	6,651	1.9	6,408	1.9	6,370	2.0
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	4,238	1.2	4,179	1.2	3,536	1.1
Land - Consumer Lot Loans	12,528	3.6	12,501	3.7	11,539	3.6
Multi-Family	4,141	1.2	3,862	1.1	3,843	1.2
Commercial Real Estate	18,028	5.1	20,673	6.1	19,251	6.0
Commercial & Industrial	—	—	—	—	—	—
HELOC	1,486	0.4	1,394	0.4	1,394	0.4
Consumer	126	—	122	—	120	—
Total restructured loans	$351,982	100.0%	$340,089	100.0%	$321,481	100.0%

Restructured loans were as follows:
Performing	$333,854	94.8%	$327,386	96.3%	$308,355	95.9%
Non-performing (c)	18,128	5.2	12,703	3.7	13,126	4.1
Total restructured loans	$351,982	100.0%	$340,089	100.0%	$321,481	100.0%
(c) Included in "Total non-accrual loans" above

Washington Federal, Inc.
Fact Sheet
June 30, 2015
($ in Thousands)

	12/14 QTR		3/15 QTR		6/15 QTR
	AMOUNT	CO % (d)	AMOUNT	CO % (d)	AMOUNT	CO % (d)
Net Charge-offs by Category
Single-Family Residential	$(859)	(0.06)%	$(2,713)	(0.20)%	$(2,181)	(0.16)%
Construction - Speculative	388	1.02	(75)	(0.18)	—	—
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	37	0.17	(204)	(0.76)	(1)	—
Land - Consumer Lot Loans	35	0.13	17	0.07	89	0.34
Multi-Family	(220)	(0.09)	—	—	—	—
Commercial Real Estate	(1)	—	(453)	(0.20)	1,361	0.55
Commercial & Industrial	(34)	(0.03)	338	0.29	1,210	0.94
HELOC	—	—	—	—	25	0.07
Consumer	(187)	(0.57)	(33)	(0.06)	(192)	(0.37)
Total net charge-offs	$(841)	(0.04)%	$(3,123)	(0.14)%	$313	0.01%
(d) Annualized Net Charge-offs divided by Gross Balance

SOP 03-3
Accretable Yield	$89,743		$91,290		$83,640
Non-Accretable Yield	179,343		167,603		167,603
Total Contractual Payments	$269,086		$258,893		$251,243

Interest Rate Risk
One Year GAP		(11.0)%		(10.3)%		(13.2)%
NPV post 200 bps shock (e)		16.56%		16.50%		16.53%
Change in NII after 200 bps shock (e)		(1.4)%		(1.1)%		(2.2)%
(e) Assumes no balance sheet management

CD's Repricing	Amount	Rate	Amount	Rate	Amount	Rate
Within 3 months	$1,207,396	0.63%	$612,836	0.60%	$621,694	0.45%
From 4 to 6 months	856,224	0.61%	883,166	0.50%	913,269	0.50%
From 7 to 9 months	500,584	0.63%	708,921	0.58%	620,542	0.61%
From 10 to 12 months	539,262	0.68%	745,590	0.47%	678,536	0.56%

Washington Federal, Inc.
Fact Sheet
June 30, 2015
($ in Thousands)

Historical CPR Rates (f)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

3/31/2013	24.0%	21.7%
6/30/2013	26.8%	17.4%
9/30/2013	21.4%	15.9%
12/31/2013	13.5%	8.7%
3/31/2014	10.1%	8.5%
6/30/2014	13.8%	10.6%
9/30/2014	14.6%	13.4%
12/31/2014	15.9%	12.1%
3/31/2015	16.4%	13.9%
6/30/2015	18.7%	15.9%

(f) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period. Also, the comparison is not precise in that Washington Federal is a portfolio lender and not required to follow GSE servicing rules/regulations.

Washington Federal, Inc.
Fact Sheet
June 30, 2015
Average Balance Sheet
($ in Thousands)

	Quarters Ended
	December 31, 2014			March 31, 2015			June 30, 2015
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans and covered loans	$8,367,285	$108,293	5.13%	$8,487,458	$109,275	5.22%	$8,628,344	$107,249	4.99%
Mortgage-backed securities	3,191,365	19,175	2.38	3,070,002	18,144	2.40	3,024,821	16,995	2.25
Cash & Investments	1,876,824	5,415	1.14	1,688,076	4,813	1.16	1,543,556	4,625	1.20
FHLB & FRB Stock	158,194	401	1.01	154,342	399	1.05	134,692	430	1.28

Total interest-earning assets	13,593,668	133,284	3.89%	13,399,878	132,630	4.01%	13,331,414	129,300	3.89%
Other assets	1,062,770			1,150,996			1,124,750

Total assets	$14,656,438			$14,550,874			$14,456,164

Liabilities and Equity
Customer accounts	10,680,974	13,445	0.5%	10,659,570	12,574	0.48%	10,635,364	12,485	0.47%
FHLB advances	1,920,217	17,656	3.65	1,830,000	16,176	3.58	1,820,110	16,250	3.58
Other borrowings	—	—	—	—	—	—	—	—	—

Total interest-bearing liabilities	12,601,191	31,101	0.98%	12,489,570	28,750	0.93%	12,455,474	28,735	0.93%
Other liabilities	95,026			114,628			46,980

Total liabilities	12,696,217			12,604,198			12,502,454
Stockholders’ equity	1,960,221			1,946,676			1,953,710

Total liabilities and equity	$14,656,438			$14,550,874			$14,456,164

Net interest income		$102,183			$103,881			$100,565

Net interest margin			3.01%			3.10%			3.02%

(Annualized net interest income divided by average interest-earning assets)

Washington Federal, Inc.
Fact Sheet
June 30, 2015
Delinquency Summary (excludes covered loans)
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

June 30, 2015
Single-Family Residential	28,055	198	$5,566,121	90	39	234	363	1.29%	$73,236	1.32%
Construction - Speculative	608	194	117,711	—	—	1	1	0.16%	—	—%
Construction - Custom	765	268	204,914	1	1	1	3	0.39%	774	0.38%
Land - Acquisition & Development	138	549	75,726	2	—	2	4	2.90%	1,498	1.98%
Land - Consumer Lot Loans	1,250	84	105,403	6	3	17	26	2.08%	2,852	2.71%
Multi-Family	1,000	1,017	1,017,437	—	1	2	3	0.30%	1,041	0.10%
Commercial Real Estate	978	890	870,691	3	1	8	12	1.23%	3,196	0.37%
Commercial & Industrial	1,173	437	512,966	3	—	3	6	0.51%	930	0.18%
HELOC	2,151	64	137,837	8	3	8	19	0.88%	1,792	1.30%
Consumer	5,432	38	208,956	103	34	36	173	3.18%	1,097	0.53%
	41,550	212	$8,817,761	216	82	312	610	1.47%	$86,416	0.98%

March 31, 2015
Single-Family Residential	28,365	195	$5,543,851	92	41	243	376	1.33%	$78,895	1.42%
Construction - Speculative	577	183	105,568	23	—	2	25	4.33%	2,525	2.39%
Construction - Custom	766	263	201,777	2	2	—	4	0.52%	1,169	0.58%
Land - Acquisition & Development	144	654	94,179	—	—	2	2	1.39%	868	0.92%
Land - Consumer Lot Loans	1,271	82	104,477	6	4	20	30	2.36%	3,621	3.47%
Multi-Family	994	951	944,937	1	—	3	4	0.40%	947	0.10%
Commercial Real Estate	983	830	815,978	3	4	9	16	1.63%	10,670	1.31%
Commercial & Industrial	1,140	416	474,090	1	—	4	5	0.44%	2,994	0.63%
HELOC	2,084	65	136,439	7	3	9	19	0.91%	1,393	1.02%
Consumer	5,921	37	221,525	111	33	42	186	3.14%	1,064	0.48%
	42,245	205	$8,642,822	246	87	334	667	1.58%	$104,145	1.20%

December 31, 2014
Single-Family Residential	28,741	195	$5,617,403	104	43	283	430	1.50%	$87,341	1.55%
Construction - Speculative	524	182	95,367	1	—	—	1	0.19%	168	0.18%
Construction - Custom	799	240	191,787	3	1	—	4	0.50%	117	0.06%
Land - Acquisition & Development	130	560	72,752	1	—	—	1	0.77%	2,339	3.22%
Land - Consumer Lot Loans	1,295	83	106,939	11	3	25	39	3.01%	4,614	4.31%
Multi-Family	980	928	909,249	—	—	4	4	0.41%	763	0.08%
Commercial Real Estate	886	804	712,154	6	2	9	17	1.92%	22,703	3.19%
Commercial & Industrial	1,091	413	450,675	4	—	4	8	0.73%	1,537	0.34%
HELOC	2,071	65	135,093	4	2	10	16	0.77%	1,642	1.22%
Consumer	6,464	20	131,352	132	46	65	243	3.76%	2,252	1.71%
	42,981	196	$8,422,772	266	97	400	763	1.78%	$123,476	1.47%